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                                  EXHIBIT 10.36


Date


Name
Address
Address

Dear

       In order to induce you to serve or continue to serve as an officer or director of TransTechnology Corporation (the "Company"), a Delaware corporation, or one of its subsidiaries, and in consideration of your so serving, the Company hereby agrees to indemnify you according to the terms and conditions set forth below:

       1.     Indemnification.

              (a) The Company hereby agrees to indemnify you to the fullest extent permitted by the law of the State of Delaware, as amended from time to time ("Delaware Law"), in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company), to which you were or are a party or to which you were or are threatened to be made a party by reason of the fact that you were or are a director, member of any committee of the board of directors, officer, employee or agent of the Company, or were or are serving at the request of the Company as a director, member of any committee of the board of directors, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of anything done or not done by you in any such capacity, against any and all reasonable expenses (including fees and expenses of counsel), judgments, fines and amounts paid in settlement actually incurred by you in connection with the investigation, defense, appeal or settlement of any such action, suit or proceeding if you acted in good faith and in a manner you reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe your conduct was unlawful.




              (b) The Company hereby agrees to indemnify you to the fullest extent permitted by Delaware Law in connection with any threatened, pending or completed


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                     judgment in its favor to which you were or are a party or
                     to which you were or are threatened to be made a party by reason of the fact that you were or are a director, officer, employee or agent of the Company, or were or are serving at the request of the Company as a director, member of any committee of the board of directors, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of anything done or not done by you in any such capacity, against any and all reasonable expenses (including fees and expenses of counsel) and amounts paid in settlement actually incurred by you in connection with the investigation, defense, appeal or settlement of any such action, suit or proceeding if you acted in good faith and in a manner you reasonably believed to be in or not opposed to the best interests of the Company; provided, however, that no such indemnification shall be made in respect of any claim, issue or matter as to which you shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery or the court in which such suit, action or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, you are fairly and reasonably entitled to indemnification for such amounts which the Court of Chancery or such other court shall deem proper.

              (c) Notwithstanding any other provision of this agreement, to the extent that you are, by reason of your status as a director or officer of the Company, a witness in any action, suit or proceeding, whether civil, criminal, administrative or investigative, you shall be indemnified against all expenses actually and reasonably incurred by you or on your behalf in connection therewith.

              (d) For purposes hereof, the termination of any action, suit or proceeding by judgement, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that you did not act in good faith and in a manner which you reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, that you had reasonable cause to believe your conduct was unlawful.

              (e) No indemnity pursuant to Section 1 shall be paid by the Company on account of any suit in which judgment is rendered against you, as an officer or director, for an accounting of profits made from the purchase or sale by you of securities of the Company pursuant to the provisions of
                     Section 16(b) of the Securities and Exchange Act of 1934 and amendments thereto or similar provisions of any applicable federal, state or local law.

              (f) Notwithstanding any other provision of this agreement, to the extent that you are successful on the merits or otherwise in the defense of any action, suit or proceeding described in (a) or (b) of Section 1, or in the defense of any


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                     claim, issue or matter therein, you shall be indemnified
                     against expenses (including fees and expenses of counsel) reasonably incurred by you in connection therewith.

                     If you are entitled to indemnification under this agreement to only a portion of the amounts actually incurred by you in the investigation, defense, appeal or settlement of any action, suit or proceeding but not for the total amount thereof, the Company shall nevertheless indemnify you for the portion thereof to which you are entitled.

              (g) Notwithstanding anything else contained herein, (i) the Company shall not be obligated to pay the fees and expenses of any counsel or amounts paid in any settlement unless the Company shall have previously approved such counsel or such settlement, which approval shall not be unreasonably withheld, and (ii) the Company shall not be obligated to approve more than one counsel to represent you and all other officers and directors entitled to indemnification under agreements similar to this agreement in any single or similar action, suit or proceeding in the same jurisdiction, unless representation of all such officers or directors by the same counsel would be inappropriate because of actual or potential differing interests among you and such officers and directors.

                     Any determination as to approval of counsel or of any settlement shall be made by the Company within five days following your written request for such approval. In determining whether to approve any counsel, the Company shall consider only the following factors: (i) the reputation of such counsel for performing quality legal work, (ii) the level of education and experience of such counsel, (iii) the level of expertise of such counsel with respect to the type of action, suit or proceeding involved, and (iv) the existence of any conflict of interest that such counsel may have in connection with such action, suit or proceeding.

       2.     Method of Payment.

              (a) Except as otherwise provided in (b) below, you shall, upon making a written request to the Company accompanied by supporting documentation as described below, be entitled to receive promptly (but in no event more than 30 days after the Company's receipt of such written request) from the Company, and the Company agrees to pay to you, by check payable in next day funds, the amount you are entitled to receive from the Company pursuant to Section 1 (the "Indemnified Amounts"). In making any such written request, you shall submit to the Company a schedule setting forth in reasonable detail the amount expended (or incurred and expected to be expended) for each Indemnified Amount, accompanied by a copy of the relevant bill, agreement or other documentation.

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              (b)    In the event you are unsuccessful on the merits or
                     otherwise in the defense of any action, suit or proceeding referred to in Section 1, you shall be similarly entitled to receive promptly, but in no event more than 30 days after the Company's receipt of such written request from the Company, upon making a written request to the Company accompanied by supporting documentation described above, payment of Indemnified Amounts, unless a determination is made within the 30 day period referred to above by (a) a majority vote of directors of the Company who were not parties to such action, suit or proceeding even though less than a quorum, (b) a committee of such directors of the Company, designated by a majority vote of such directors, even though less than a quorum, or (c) independent legal counsel (being an attorney or firm of attorneys who shall not have otherwise performed services for the Company within the last five years (other than with respect to matters concerning your rights under this agreement or of other indemnitees under similar indemnity agreements) in a written opinion (which counsel shall be appointed if (a) and (b) are not obtainable) that you have not met the relevant standard for indemnification set forth in Section 1.

       3. Advancement of Indemnified Amounts. Indemnified Amounts expended by you or reasonably expected to be expended by you within three months next succeeding a request by you as described below shall be paid by the Company in advance of the final resolution of any suit, action or proceeding (an "Advanced Amount") upon your written request, which shall include a schedule setting forth in reasonable detail the amount expended, or reasonably expected to be expended within the next three months, by you for any Indemnified Amount, accompanied by a copy of the relevant bill, agreement or other documentation. You may make as many requests for an Advanced Amount under this Section as you deem reasonably necessary to cover Indemnified Amounts expended or reasonably expected to be expended, provided that each request shall be at least for the sum of $1,000.

              You hereby agree to repay all Advanced Amounts to the Company by check payable in next day funds promptly following the final resolution of any action, suit or proceeding to which such Advanced Amounts relate if it is determined that you are not entitled to indemnification with respect thereto pursuant to
              Section 1.

              In the event that you are entitled to indemnification pursuant to
              Section 1, you shall have the right to seek payment for the portion of Indemnified Amounts which is in excess of Advanced Amounts received by you (the "Unadvanced Indemnified Amounts") by following the procedures set forth in Section 2; provided that the schedule of Indemnified Amounts shall in addition set forth each and every Advanced Amount received as of the date of such listing in order to calculate the net Unadvanced Indemnified Amounts. Alternatively, if you are entitled to indemnification pursuant to
              Section 1 and the total of the Advanced Amounts theretofore received by you exceeds the total amount of Indemnified Amounts, you shall pay the amount of the difference to the Company by a check payable in next day funds promptly upon the determination of the amount of such excess.

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Date
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       4.     Enforcement of Rights Under this Agreement. The rights to
              indemnification or advances pursuant to this agreement shall be enforceable by you in any court of competent jurisdiction and your expenses incurred in connection with successfully establishing your right to indemnification or advances, in whole or in part, in any such proceedings shall be paid by the Company. In any such proceeding, the Company shall have the burden of proving by the preponderance of the evidence that you are not entitled to indemnification or advances hereunder. Neither the failure of the Company (including its Board of Directors, independent legal counsel or stockholders) to have made a determination that you are entitled to indemnification or advances in the circumstances nor an actual determination by the Company (including its Board of Directors, independent legal counsel or stockholders) that you are not so entitled shall be a defense to an action or create a presumption that you are not so entitled.

       5. Rights to Indemnification Not Exclusive; Subrogation Rights, Etc. The indemnification rights hereunder shall not be deemed exclusive of any other rights to which you may be entitled under any law, agreement, provision of the certificate of incorporation or bylaws of the Company, vote of stockholders or disinterested directors or otherwise, both as to action in your official capacity and as to action in another capacity while holding such office, and shall continue as to you after you have ceased to be a director, officer, employee or agent and shall inure to the benefit of your heirs, executors and administrators.

              In the event you shall receive payment from any insurance carrier or from the plaintiff in any action, suit or proceeding against you in respect of Indemnified Amounts after payments on account of all or part of such Indemnified Amounts have been made by the Company pursuant hereto, you shall reimburse to the Company the amount, if any, by which the sum of such payment by such insurance carrier or such plaintiff and payments by the Company to you exceeds such Indemnified Amounts; provided that such portions, if any, of any such insurance proceeds that are required to be reimbursed to the insurance carrier under the terms of its insurance policy shall not be deemed to be payments to you hereunder. In addition, upon payment of Indemnified Amounts hereunder, the Company shall be subrogated to your rights (to the extent thereof) against any insurance carrier in respect of such Indemnified Amounts (to the extent permitted under such insurance policies). Such right of subrogation shall be terminated upon receipt by the Company of the amount to be reimbursed by you pursuant to the first sentence of this Section.

       6. Successors; Binding Agreement. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance reasonably satisfactory to you, expressly to assume and agree to perform this agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

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              This agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die while any amounts would still be payable to you hereunder if you had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this agreement to your devisee, legatee, or other designee, or if there be no such designee, to your estate.

       7. Notice. For the purposes of this agreement, notices and all other communications provided for in this agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

                 if to you:



                 if to the Company:   TransTechnology Corporation
                                      150 Allen Road
                                      Liberty Corner, NJ 07938

                                      Attention:   Vice President, Secretary
                                                   and General Counsel

              or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.


       8. Miscellaneous. No provision of this agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by you and either the Company's Chairman of the Board, President or another officer of the Company specifically designated by the Board of Directors. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreement or representations, verbal or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this agreement. This agreement shall be governed by and construed in accordance with Delaware Law, without giving effect to the principles of conflicts of laws thereof.

       9. Severability. The invalidity or unenforceability of any provision of this agreement shall not affect the validity or enforceability of any other provision of this agreement, which shall remain in full force and effect.


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       10.    Counterparts. This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

       11. Modifications. No change in the Company's certificate of incorporation or by laws or in the Delaware General Corporation Law subsequent to the date of this agreement shall have the effect of limiting or eliminating the indemnification available under this agreement as to any act, omission or capacity for which this agreement provides indemnification at the time of such act, omission or capacity. To the extent that a change in the Delaware General Corporation Law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Company's certificate of incorporation, by laws and this agreement, it is the intent of the parties hereto that you shall enjoy by this agreement the greater benefits so afforded by such change. If any change in the Delaware General Corporation Law diminishes the power of the Company to indemnify you, such change, except to the extent otherwise required by law to be applied to this agreement, shall have no effect on this agreement or the parties' rights and obligations hereunder.

       If this letter correctly sets forth our agreement on the subject matter hereof, kindly sign and return to the Secretary of the Company the enclosed copy of this letter, which shall then constitute our agreement on this matter.

       This agreement is entered into and is effective as of the date first written above.

                                                TRANSTECHNOLOGY CORPORATION

                                                By:
                                                       ---------------------
                                                       Name:
                                                       Title:

Agreed to and accepted this
     day of                 , 2
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